SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 18, 1997
(Date of earliest event reported)

Commission File No.:  033-99598-03


Structured Asset Securities Corporation, ,
Mortgage Pass-Through Certificates, Series 1997-01 Trust
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State or other jurisdiction of incorporation or organization)

Applied For
(IRS Employer Identification Number)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On February 18, 1997, a distribution was made to holders of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1997-01 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage
               Pass-Through Certificates, Series 1997-01 Trust, relating to the February 18,1997, distribution



                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


        Structured Asset Securities Corporation, Mortgage Pass-
               Through Certificates, Series 1997-01 Trust
                       (Registrant)

                         By:      Norwest Bank of Minnesota, N.A.
                                  as Trustee
                         By:      /s/Sherri J. Sharps
                         Name:    Sherri J. Sharps
                         Title:   Vice president
                         Date:    March 12, 1997


                     INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage
               Pass-Through Certificates, Series 1997-01 Trust, relating to the February 18,1997, distribution